UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2024 (January 31, 2024)

TruGolf Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40970	85-3269086
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

60 North 1400 West Centerville, Utah	84014
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 289-2776

Deep Medicine Acquisition Corp.

595 Madison Avenue, 12th Floor

New York, NY 10017

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TRUG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Unless otherwise stated or unless the context otherwise requires, the terms “we,” “us,” “our,” “New TruGolf,” and the “Company” refer to TruGolf Holdings Inc., a Nevada corporation (f/k/a Deep Medicine Acquisition Corp., a Delaware corporation), after giving effect to the Business Combination (as defined below), and where appropriate, its wholly-owned subsidiaries following the Closing. Any references to “TruGolf” mean TruGolf prior to the consummation of the Merger and means New TruGolf after the consummation of the Merger. Furthermore, unless otherwise stated or unless the context otherwise requires, references to “DMAQ” or “Deep Medicine” refer to Deep Medicine Acquisition Corp., a Delaware corporation, prior to the Closing. All references herein to the “Board” refer to the board of directors of the Company.

Terms used in this Current Report on Form 8-K (this “Current Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the joint proxy statement/prospectus of DMAQ dated December 29, 2023 and filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 1, 2024 (the “Proxy Statement/Prospectus”), and such definitions are incorporated herein by reference.

This Current Report incorporates by reference certain information from reports and other documents that were previously filed with the SEC, including certain information from the Proxy Statement/Prospectus. To the extent there is a conflict between the information contained in this Current Report and the information contained in such prior reports and documents and incorporated by reference herein, the information in this Current Report controls.

As previously disclosed, on January 26, 2024, DMAQ held the Special Meeting, at which the DMAQ stockholders considered and adopted, among other matters, a proposal to approve the Business Combination. On January 31, 2024 (the “Closing Date”) the parties completed the Business Combination. In connection with the Business Combination, DMAQ changed its name from Deep Medicine Acquisition Corp. to TruGolf Holdings, Inc.

In connection with DMAQ’s initial public offering on October 29, 2021 (the “IPO”), 12,650,000 units, with each unit consisting of one Deep Medicine Class A Share and one right to receive one-tenth of one share of Deep Medicine Class A Common Stock upon the consummation of Deep Medicine’s initial business combination were issued. As disclosed in the Current Report on Form 8-K filed on January 25, 2024, at the stockholders’ meeting held on January 19, 2024, in connection with the approval of the Business Combination, holders of 378,744 Class A Shares properly exercised their right to have such shares redeemed for a full pro rata portion of the trust account holding the proceeds from the IPO, calculated as of two business days prior to the completion of the Business Combination, which was approximately $11.50 per share resulting in the removal of $4,355,556 from the trust account. As disclosed in the Company’s Current Report on Form 8-K filed on February 1, 2024, in connection with the January 26, 2024, meeting to amend certain provisions of its corporate documents allowing the Company to extend its existence, an additional 943 shares were redeemed resulting in the removal of an additional $10,845 from the trust account.

As a result of the Business Combination, Deep Medicine no longer has any units traded on Nasdaq following the consummation of the Business Combination and such units automatically separated into their component securities without any action needed to be taken on the part of the holders. Deep Medicine’s stockholders who did not elect to have their Deep Medicine Class A Shares redeemed delivered their Deep Medicine Class A Shares to Deep Medicine or to Deep Medicine’s transfer agent and they will remain outstanding.

At the Effective Time (as defined in the Merger Agreement), (i) each share of TruGolf Class A Common Stock outstanding as of immediately prior to the Effective Time will be converted into a right to receive a number of Deep Medicine Class A Shares and (ii) each share of TruGolf Class B Common Stock outstanding as of immediately prior to the Effective Time will be converted into a right to receive a number of Deep Medicine Class B Shares, equal to such shares respective pro rata share of the Merger Consideration, determined on the basis of a conversion ratio (the “Conversion Ratio”) derived from an implied equity value for TruGolf equal to $80,000,000, subject to adjustments for TruGolf’s closing debt, net of cash and unpaid transaction expenses (the “Merger Consideration”), and (iii) each outstanding option to acquire shares of TruGolf common stock (whether vested or unvested) will be assumed by Deep Medicine and automatically converted into an option to acquire shares of Deep Medicine common stock, with its price and number of shares equitably adjusted based on the Conversion Ratio. The aggregate number of Deep Medicine Common Stock issued to the TruGolf Stockholders is equal to the Merger Consideration divided by the Purchaser Share Price of $10 per share. The Merger Consideration to be paid to TruGolf Stockholders will be paid solely by the delivery of new shares of Deep Medicine Common Stock, with each valued at the price per share at which each share of Deep Medicine Common Stock is redeemed or converted pursuant to the Redemption. The Merger Consideration will be subject to a post-Closing true-up 90 days after the Closing. The Merger Consideration will be allocated among TruGolf Stockholders, pro rata amongst them based on the number of shares of TruGolf common stock owned by such stockholder. Such consideration otherwise payable to TruGolf stockholders is subject to reduction for purchase price adjustments. As of the date of the Proxy Statement/Prospectus, the Conversion Ratio was approximately 0.001548 based on TruGolf’s 12,381 shares issued and outstanding and 8,000,000 shares of New TruGolf Common Stock that TruGolf stockholders receive at the Closing of the Business Combination. Upon the Closing, each Deep Medicine Right will convert into one-tenth (1/10) of one Deep Medicine Class A Share. No fractional shares will be issued upon conversion of the Deep Medicine Rights. As a result, if a holder does not hold Deep Medicine Rights in multiples of ten, such holder must sell or purchase Deep Medicine Rights in order to obtain full value from the fractional interest.

On the Closing Date, (i) the total number   of Deep Medicine Class A Shares issued as Merger Consideration in connection with the Business Combination was 5,750,274, and these Deep Medicine Class A Shares represent approximately 44.0%, of the issued and outstanding Deep Medicine Common Stock immediately following the closing of the Business Combination, (ii) the total number of Deep Medicine Class B Shares issued in connection with the Business Combination was 1,716,860 Deep Medicine Class B Shares, and these Deep Medicine Class B Shares represent approximately 13.1%, of the issued and outstanding Deep Medicine Common Stock immediately following the closing of the Business Combination.

Item 1.01	Entry into Material Definitive Agreement.

Merger Agreement

As previously disclosed, on January 26, 2024, DMAQ held the Special Meeting, at which the Deep Medicine stockholders considered and adopted, among other matters, a proposal to approve the Business Combination. On the Closing Date, the parties completed the Business Combination pursuant to the terms of that certain Agreement and Plan of Merger, dated July 21, 2023, as amended, including by the First Amendment to the Amended and Restated Agreement and Plan of Merger, dated December 7, 2023, and as it may be further amended and/or restated from time to time, and as it may be further amended and/or restated from time to time, (the “Merger Agreement”), by and among DMAQ, DMAC Merger Sub Inc., a Nevada corporation and wholly-owned subsidiary of DMAQ (“Merger Sub”), Bright Vision Sponsor LLC, a Delaware limited liability company, in the capacity as the representative from and after the Effective Time (as defined in the Merger Agreement) for the stockholders of Deep Medicine (the “Purchaser Representative”), Christopher Jones, an individual, in the capacity as the representative for the TruGolf Stockholders (the “Seller Representative”), and TruGolf.

Pursuant to the Merger Agreement, subject to the terms and conditions set forth therein, at the closing of the transactions contemplated by the Merger Agreement (the “Closing”), Merger Sub will merge with and into TruGolf, with TruGolf surviving the merger as a wholly-owned subsidiary of Deep Medicine (the “Merger”). In connection with the Merger, Deep Medicine will change its corporate name to “TruGolf, Inc.” (which we sometimes refer to as “New TruGolf”).

Employment Agreements

The information set forth under Item 5.02 of this Current Report relating to the Executive Employment Agreements is hereby incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

To the extent required by this Item 2.01, the disclosure set forth in the “Introductory Note” section and Item 1.01 above is hereby incorporated into this Item 2.01 by reference.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a “shell company,” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as the Company was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. As a result of the completion of the Business Combination, and as discussed below in Item 5.06 of this Current Report, the Company has ceased to be a shell company. Accordingly, the Company is providing below the information that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the Company after the completion of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

This Current Report and the information incorporated herein by reference contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including with respect to the effects of the Business Combination. These statements are based on the current expectations and beliefs of management of the Company and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These forward-looking statements include statements about future financial and operating results of the Company; statements of the plans, strategies, and objectives of management for future operations of the Company; statements regarding future economic conditions or performance; and other statements regarding the future business of the Company. Forward-looking statements may contain words such as “will be,” “will,” “expect,” “anticipate,” “continue,” “project,” “believe,” “plan,” “could,” “estimate,” “forecast,” “guidance,” “intend,” “may,” “plan,” “possible,” “potential,” “predict,” “pursue,” “should,” “target,” or similar expressions, and include the assumptions that underlie such statements. These statements include, but are not limited to the following:

●	the outcome of any known and unknown litigation and regulatory proceedings, including the occurrence of any event, change or other circumstances, including the outcome of any legal proceedings that may be instituted against the Company;

●	the ability to maintain the listing of Company common stock on The Nasdaq Stock Market;

●	the inability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability to grow, manage growth profitably, and retain key employees;

●	changes adversely affecting the business in which the Company is engaged;

●	the Company’s projected financial information, growth rate, strategies, and market opportunities;

●	the ability of the Company to meet its future capital requirements to fund its operations, which may involve debt and/or equity financing, and to obtain such debt and/or equity financing on favorable terms, and its sources and uses of cash;

●	the Company’s ability, assessment of, and strategies to compete with, its competitors;

●	the Company’s reliance on third-party service providers;

●	the Company’s estimates regarding expenses, future revenue, capital requirements, and needs for additional financing;

●	the Company’s ability to maintain and protect its intellectual property;

●	changes in applicable laws or regulations affecting the Company and/or its business;

●	the risk of disruption to the Company’s current plans and operations, including, but not limited to, as a result of any business disruption due to political or economic instability, pandemics or armed hostilities or a business disruption resulting from a cybersecurity attack; and

●	other factors disclosed under the section entitled “Risk Factors” in the Proxy Statement/Prospectus, which is hereby incorporated herein by reference.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the other documents filed by the Company from time to time with the SEC. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.

Business

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the section entitled “Information about TruGolf, Inc.,” which is hereby incorporated herein by reference.

Risk Factors

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the section entitled “Risk Factors,” which is hereby incorporated herein by reference.

Financial Information

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of TruGolf,” which is hereby incorporated herein by reference.

Quantitative and Qualitative Disclosures about Market Risk

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of TruGolf — Quantitative and Qualitative Disclosures about Market Risk,” which is hereby incorporated herein by reference.

Other Financial Information

Reference is made to the disclosure set forth in Item 9.01 of this Current Report concerning the consolidated financial information of TruGolf. and the unaudited pro forma condensed combined financial information of the Company.

The selected historical financial information of TruGolf as of and for the years ended December 31, 2022 and 2021, and for the nine months ended September 30, 2023 and September 30, 2022 is described in the Proxy Statement/Prospectus in the section of the financial statements entitled “Financial Statements — TruGolf Financial Statements,” which is hereby incorporated herein by reference.

Properties

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the section entitled “Information About TruGolf, Inc. — Facilities,” which is hereby incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth beneficial ownership of Company common stock immediately following the completion of the Business Combination by:

●	each person known to be the beneficial owner of more than 5% of the outstanding Company common stock;

●	each of the Company’s executive officers and directors; and

●	all of the Company’s current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the exercise of warrants or stock options or the vesting of restricted stock units, within 60 days of the closing of the Business Combination for purposes of the calculations set forth below. Shares subject to warrants or options that are currently exercisable or exercisable within 60 days of the closing of the Business Combination or subject to restricted stock units that vest within 60 days of the closing of the Business Combination are considered outstanding and beneficially owned by the person holding such warrants, options, or restricted stock units for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. As of the closing of the Business Combination, there are 20,000 issued and outstanding options and no restricted stock units.

Except as noted by footnote, and subject to community property laws where applicable, based on the information provided to the Company, the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. Unless otherwise indicated, the business address of each beneficial owner listed in the table below is c/o TruGolf Holdings, Inc., 60 North 1400 West Centerville, Utah 84014.

Name and Address of Beneficial Owner	Number of Shares of Company Common Stock Beneficially Owned	Percentage of Shares of Outstanding Company Common Stock

Directors and Executive Officers
Christopher Jones (2)	2,792,065	21.4%
Lindsay Jones	-	*
Brenner Adams	71,832	*
Nathan E. Larson	71,832	*
B. Shaun Limbers	293,443	2.2%
Steven R. Johnson	1,353,134	10.4%
Humphrey P. Polanen	125,000	1.0%
Riley Russell	-	*
AJ Redmer	-	*
All directors and executive officers as a group (9 individuals)	4,707,306	36.0%

5% Beneficial Owners
David Ashby (2)	1,428,205	10.9%
Steven R. Johnson (2)	1,353,134	10.4%
Christopher Jones (2)	2,792,065	21.4%
Bright Vision Sponsor LLC (1)	2,712,566	42.8%

*	Less than 1%.

(1)	Mr. Li served as the managing member of the sponsor. Mr. Li disclaims beneficial ownership of these securities. Accounts for the transfer of a maximum aggregate of 185,179 Deep Medicine Class A Shares pursuant to the Non-Redemption Agreements.

(2)	Includes Class B Common Stock, which is convertible into shares of Class A Common Stock on a one-for-one basis.

Directors and Executive Officers

Other than as disclosed below in Item 5.02, the Company’s directors and executive officers are described in the Proxy Statement/Prospectus in the section entitled “Management of New TruGolf Following the Business Combination,” which is hereby incorporated herein by reference.

Executive Compensation and Corporate Governance

Executive Compensation

Certain matters relating to the Company’s executive officers are described in the Proxy Statement/Prospectus in the sections entitled “Executive and Director Compensation of TruGolf — Post-Combination Executive Compensation” and “Management of New TruGolf Following the Business Combination — Agreements with management of New TruGolf following the Business Combination,” which are hereby incorporated herein by reference. Additionally, the compensation-related disclosure set forth under Item 5.02 of this Current Report is hereby incorporated herein by reference.

Director Compensation

Certain matters relating to the Company’s directors are described in the Proxy Statement/Prospectus in the sections entitled “Executive and Director Compensation of TruGolf — Post-Combination Executive Compensation” and “Management of New TruGolf Following the Business Combination — Agreements with management of New TruGolf following the Business Combination,”, which are hereby incorporated herein by reference.

Committees of the Board of Directors

The standing committees of the Board currently include an audit committee, a nominating and corporate governance committee, and a compensation committee. Each of the committees will report to the Board as they deem appropriate and as the Board may request. The committees of the Board are described in the Proxy Statement/Prospectus in the section entitled “Management of New TruGolf Following the Business Combination — Corporate Governance — Committees of the Board,” which is hereby incorporated herein by reference.

Code of Conduct

The code of conduct is a “code of ethics,” as defined in Item 406(b) of Regulation S-K. New TruGolf will have a code of ethics that applies to all of its executive officers, directors and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The code of ethics will be available on New TruGolf’s website, https://TruGolf.com. In addition, New TruGolf intends to post on its website all disclosures that are required by law or the listing standards of Nasdaq concerning any amendments to, or waivers from, any provision of the code. The reference to the New TruGolf website address does not constitute incorporation by reference of the information contained at or available through New TruGolf’s website, and you should not consider it to be a part of this Current Report.

Compensation Committee Interlocks and Insider Participation

The information described in the Proxy Statement/Prospectus in the section entitled “Management of New TruGolf Following the Business Combination — Compensation Committee Interlocks and Insider Participation” is hereby incorporated herein by reference.

Certain Relationships and Related Person Transactions, and Director Independence

Certain relationships and related person transactions are described in the Proxy Statement/Prospectus in the section entitled “Certain Relationships and Related Person Transactions,” which is hereby incorporated herein by reference.

A description of the independence of the Company’s directors is described in the Proxy Statement/Prospectus in the section entitled “Management of New TruGolf Following the Business Combination — Corporate Governance — Director Independence,” which is hereby incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement/Prospectus entitled “Information About TruGolf, Inc. — Legal Proceedings,” which is hereby incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Dividends

The Company’s common stock commenced trading on The Nasdaq Capital Market (“Nasdaq Capital Market”) under the symbol “TRUG” on February 1, 2024. DMAQ’s units, which were comprised of one Deep Medicine Class A Share and one right to receive one-tenth of one share of Deep Medicine Class A Common Stock upon the consummation of Deep Medicine’s initial business combination, ceased trading separately on The Nasdaq Stock Market LLC on January 31, 2024.

The Company has never declared or paid any cash dividends and does not presently plan to pay cash dividends in the foreseeable future. The payment of any cash dividends will be within the discretion of the Board. The Company currently expects that it will retain future earnings to finance operations and grow its business.

Holders of Record

Effective upon the Closing, the Company had 11,538,252 shares of Class A common stock and 1,716,860 shares of Class B common stock outstanding, held of record by approximately 25 holders, and no shares of preferred stock outstanding. Such amounts do not include Depository Trust Company participants or beneficial owners holding shares through nominee names.

Securities Authorized for Issuance Under Equity Compensation Plans

Reference is made to the disclosure described in the Proxy Statement/Prospectus in the section entitled “The Equity Incentive Plan Proposal,” which is hereby incorporated herein by reference. The TruGolf, Inc. 2024 Stock Incentive Plan (the “2024 Plan”) and the material terms thereunder were approved by DMAQ’s stockholders at the Special Meeting.

Recent Sales of Unregistered Securities

The information set forth under Item 3.02 of this Current Report relating to the issuance of PIPE Convertible Notes and PIPE Warrants in connection with the PIPE Financing is hereby incorporated herein by reference.

Description of Registrant’s Securities to be Registered

Reference is made to the disclosure in the Proxy Statement/Prospectus in the section entitled “Description of New TruGolf’s Securities,” which is hereby incorporated herein by reference. As described below, the Company’s Third Amended and Restated Certificate of Incorporation the (“Third A&R Certificate of Incorporation”) was approved by DMAQ’s stockholders at the Special Meeting and became effective in connection with the Business Combination.

Indemnification of Directors and Officers

Reference is made to the disclosure in the Proxy Statement/Prospectus in the sections entitled “Management of New TruGolf Following the Business Combination — Limitation on Liability and Indemnification of Directors and Officers” and “Description of New TruGolf’s Securities — Certain Anti-Takeover Provisions of Delaware Law” and “Proposed Third Amended and Restated Certificate of Incorporation — Limited Liability; Indemnification,” which are hereby incorporated herein by reference.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this Current Report relating to the financial information of the Company, and is hereby incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The disclosure set forth in “Introductory Note” above is hereby incorporated into this Item 3.01 by reference.

In connection with the completion of the Business Combination, on the Closing Date, the Company notified The Nasdaq Stock Market LLC that the Business Combination had become effective and that DMAQ’s outstanding securities had been converted into Company common stock. The Company’s common stock commenced trading on the Nasdaq Capital Market under the symbol “TRUG” on February 1, 2024. The Nasdaq Stock Market LLC delisted DMAQ’s units. Trading of DMAQ’s Class A common stock, and units was suspended at 5 p.m. on January 31, 2024.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth in “Introductory Note” above is hereby incorporated into this Item 3.02 by reference.

Item 3.03	Material Modification to Rights of Security Holders.

In connection with the completion of the Business Combination, the Company filed the Third A&R Certificate of Incorporation with the Secretary of State of the State of Delaware. The material terms of the Third A&R Certificate of Incorporation and the general effect upon the rights of holders of the Company’s capital stock are discussed in the Proxy Statement/Prospectus in the section entitled “The Charter Proposal,” which is incorporated herein by reference.

Additionally, the disclosure set forth in the Introductory Note and Item 5.03 of this Current Report is hereby incorporated herein by reference. A copy of the Third A&R Certificate of Incorporation is included as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

Item 5.01	Changes in Control of the Registrant.

The disclosure set forth under the Introductory Note and in Item 2.01 of this Current Report is hereby incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective upon the completion of the Business Combination, and in accordance with the terms of the Merger Agreement, (i) each executive officer of DMAQ, other than Humphrey S. Polanen, ceased serving in such capacities, (ii) all the existing members of DMAQ’s board of directors, resigned, and (iii) Christopher Jones, Shaun Limbers, Humphrey Polanen, AJ Redmer, and Riley Russell were appointed as directors of the Company.

Effective upon the completion of the Business Combination, Mr. Christopher Jones was appointed Chief Executive Officer, President and Chairman of the Board of the Company. Mr. Lindsay Jones will serve as the Chief Financial Officer of the Company.

Other than as disclosed in this Item 5.02 of this Current Report, reference is made to the disclosure described in the Proxy Statement/Prospectus in the section entitled “Management of New TruGolf Following the Business Combination” for biographical information about each of the directors and officers following the Business Combination and to Item 1.01 of this Current Report, which are hereby incorporated herein by reference.

Employment Agreements

Reference is made to the disclosure of the terms of the Executive Employments Agreements in the Proxy Statement/Prospectus in the section entitled “Management of New TruGolf Following the Business Combination —Agreements with management of New TruGolf following the Business Combination,” which is hereby incorporated herein by reference.

Compensatory Arrangements for Directors

Reference is made to the disclosure in the Proxy Statement/Prospectus in the section entitled “Management of New TruGolf Following the Business Combination — Non-Employee Director Compensation,” and “Management of New TruGolf Following the Business Combination — Cash Compensation,” and “Management of New TruGolf Following the Business Combination — Equity Compensation,” which is hereby incorporated herein by reference.

Conduit Pharmaceuticals Inc. 2023 Stock Incentive Plan

Reference is made to the disclosure in the Proxy Statement/Prospectus in the section entitled “The Equity Incentive Plan Proposal,” which is hereby incorporated herein by reference, and the full text of the 2024 Plan which is included as Exhibit 10.4 to this Current Report and is incorporated herein by reference.

Indemnity Agreements

On January 31, 2024, each of the Company’s newly appointed directors and officers entered into indemnity agreements with the Company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the section entitled “Management of New TruGolf Following the Business Combination — Limitation on Liability and Indemnification of Directors and Officer” which is hereby incorporated herein by reference, and the full text of the form of the Indemnity Agreement which is included as Exhibit 10.5 to this Current Report and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the completion of the Business Combination, the Company amended and restated its certificate of incorporation, effective as of the Closing Date, pursuant to the Third A&R Certificate of Incorporation, and the Company adopted amended restated bylaws pursuant to the Proposed Bylaws (the “A&R Bylaws”).

Copies of the Third A&R Certificate of Incorporation and the A&R Bylaws are attached as Exhibits 3.1 and 3.2 to this Current Report, respectively, and are incorporated herein by reference.

The material terms of the Third A&R Certificate of Incorporation and the A&R Bylaws and the general effect upon the rights of holders of the Company’s capital stock are described in the Proxy Statement/Prospectus under the sections entitled “The Charter Proposal,” and “The Governance Proposals,” which are hereby incorporated herein by reference.

Change in Fiscal Year

Effective as of the Closing Date, the Company’s fiscal year end automatically changed from March 31 to December 31. This change aligns the Company’s fiscal year and financial reporting periods with that of TruGolf, Inc.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

New TruGolf has adopted a code of ethics that applies to all of its executive officers, directors and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The code of ethics is available on New TruGolf’s website, https://TruGolf.com. In addition, New TruGolf intends to post on its website all disclosures that are required by law or the listing standards of Nasdaq concerning any amendments to, or waivers from, any provision of the code. The reference to the New TruGolf website address does not constitute incorporation by reference of the information contained at or available through New TruGolf’s website, and you should not consider it to be a part of this Current Report.

Item 5.06	Change in Shell Company Status.

As a result of the Business Combination, the Company ceased to be a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the section entitled “The Business Combination Proposal,” which is hereby incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On January 31, 2024, the parties issued a joint press release announcing the completion of the Business Combination, a copy of which is furnished as Exhibit 99.1 to this Current Report.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The consolidated financial statements of TruGolf as of and for the years ended December 31, 2022 and 2021, and for the nine months ended September 30, 2023 and September 30, 2022 are set forth in the Proxy Statement/Prospectus in the section of the financial statements entitled “Financial Statements — TruGolf Financial Statements,” and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined statement of operations for the twelve months ended March 31, 2023 combines the audited statement of operations of Deep Medicine for the year ended March 31, 2023 and the audited statement of operations of TruGolf for the twelve months ended December 31, 2022, giving effect to the transactions and other events contemplated by the Merger Agreement as if they have been consummated on April 1, 2022 (the beginning of the earliest period presented). The unaudited pro forma condensed combined financial information of DMAQ and TruGolf as of September 30, 2023, is set forth in the Proxy Statement/Prospectus in the section of the financial statements entitled “Unaudited Pro Forma Condensed Combined Financial Information,” and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
3.1	Third A&R Certificate of Incorporation.
3.2	A&R Bylaws (included as Annex D in the Proxy Statement/Prospectus and incorporated herein by reference)
10.1	Amended and Restated Merger Agreement (included as Annex B-1 to the Proxy Statement/Prospectus and incorporated herein by reference).
10.2	First Amendment to Amended and Restated Merger Agreement dated as of December 7, 2023, (included as Annex B-2 to the Proxy Statement/Prospectus and incorporated herein by reference).
10.3	Form of Lock-Up Agreement (filed as Exhibit 10.6 to the Proxy Statement/Prospectus and incorporated herein by reference).
10.4	2023 Plan (including as Annex E to the Proxy Statement/Prospectus and incorporated herein by reference).
10.5	Form of the Indemnity Agreement
99.1	Joint Press Release dated January 31, 2024.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2024	TRUGOLF, INC.

	By:	/s/ Christopher Jones
	Name:	Christopher Jones
	Title:	Chief Executive Officer